EXHIBIT 32.1
SECTION 906 CERTIFICATION OF
 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
 OF INTELLISENSE SOLUTIONS INC.

In connection with the accompanying Annual Report on Form 10-K of Intellisense Solutions Inc. for the year ended March 31, 2014, the undersigned, Ihsan Falou, President of Intellisense Solutions Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in such Annual Report on Form 10-K for the year ended March 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of Intellisense Solutions Inc.

Date: June 30, 2014	By:	/s/ Ihsan Falou
Ihsan Falou
President, Secretary, Treasurer and Director (principal executive officer, principal financial officer and principal accounting officer)